                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 March 29, 1994
                         -----------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-7377            94-1681731
- ----------------------------------------------------------------------------
(State or other jurisdiction       (Commission        (I.R.S. Employer
     of incorporation)             File Number)    Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                       94104
- --------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



                                 415-622-3530
- --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

     BankAmerica Corporation ("BankAmerica" or "registrant"), a Delaware corporation, and Continental Bank Corporation ("CBC"), a Delaware corporation, have entered into a Restated Agreement and Plan of Merger between BankAmerica and CBC dated as of January 27, 1994 (the "Restated Agreement") pursuant to which CBC will be merged with and into BankAmerica in a transaction in which BankAmerica will be the surviving entity (such transaction, the "Merger").

     Under the Restated Agreement, CBC was obligated to provide to BankAmerica certain disclosure schedules in form and detail of presentation reasonably satisfactory to BankAmerica. The Restated Agreement provides further that BankAmerica had the right to terminate the Restated Agreement during the 30 calendar day period beginning after the date of receipt by BankAmerica of the disclosure schedules if BankAmerica identified any circumstances which, in the reasonable judgment of BankAmerica's Board of Directors (including a committee thereof), acting in good faith and with due regard for principles of fair dealing, could (i) materially and adversely impact the reasonably expected financial or business benefits to BankAmerica of the Merger, (ii) be inconsistent in any material and adverse respect with any of the representations and warranties of CBC contained in the Restated Agreement, (iii) materially and adversely affect the business, operations, properties, financial condition, results of operations or prospects of CBC and its subsidiaries on a consolidated basis or (iv) deviate materially and adversely from CBC's financial statements for the year or quarter ended December 31, 1993. The 30 calendar day period during which BankAmerica could exercise such right of termination with respect to the Restated Agreement has expired, and BankAmerica did not exercise such termination right.

     In addition to the termination right discussed above, under certain other circumstances, BankAmerica or CBC may terminate the Restated Agreement, as specified therein.

     The Restated Agreement is attached as an exhibit to BankAmerica's current report on Form 8-K dated March 11, 1994 (earliest event reported), as filed with the Securities and Exchange Commission on March 15, 1994. The foregoing discussion of the Restated Agreement does not purport to be a complete summary of the Restated Agreement and is qualified in its entirety by reference to such exhibit.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BANKAMERICA CORPORATION
                                   ------------------------------
                                             (Registrant)



Date:  March 30, 1994           By:      /s/ JOSEPH B. THARP
                                   ------------------------------
                                             Joseph B. Tharp
                                        Executive Vice President
                                        and Financial Controller

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